UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2012

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DIXIE FOODS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-24575	80-0608195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 N.E. 6TH BLVD WILLISTON, FL	32696
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 366-5174

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Information.

Dixie Foods International, Inc. has achieved initial commercial sales of its first two barbeque sauce products under the DIXIE GOLD trademark. The products are currently being sold in 20  retail locations in Central and South Florida and the company is seeking additional retail outlets as well as wholesale distribution arrangements.

About DIXIE GOLD barbeque sauce.

DIXIE GOLD is a traditional southern style mustard based barbecue sauce with a “touch of spice and heat”.  The sauces are made entirely with natural ingredients and contain no fat, cholesterol chemicals or preservatives.  The sauces are certified as kosher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIXIE FOODS INTERNATIONAL , INC.

Date: August 14, 2012	By:	/s/ Robert E. Jordan
Robert E. Jordan
President and Chief Executive Officer